UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2018 (November 8, 2018)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State, or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 7.01 is incorporated by reference into this Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 8, 2018, Hertz Global Holdings, Inc. and The Hertz Corporation (collectively, “Hertz” or the “Company”) issued a press release with respect to the Company’s third quarter 2018 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report. The Company utilized certain non-GAAP financial measures in the press release that are detailed in the document attached as Exhibit 99.1 to this current report.

On November 9, 2018, the Company will conduct an earnings webcast relating to the Company's financial results for the third quarter 2018. The earnings webcast will be made available to the public via a link on the Investor Relations section of the Hertz website, IR.Hertz.com, and the slides that will accompany the presentation will be available to the public at the time of the earnings webcast through the Company's website. Certain financial information relating to completed fiscal periods that will be part of the earnings webcast is included in the set of slides that will accompany the earnings webcast, a copy of which is attached hereto as Exhibit 99.2. The earnings webcast will include certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are included in the Company's press release issued November 8, 2018 and attached hereto as part of Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: any claims, investigations or proceedings arising as a result of the restatement in 2015 of the Company's previously issued financial results; the Company's ability to remediate the material weaknesses in its internal controls over financial reporting; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company's separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company's ability to obtain the expected benefits of the separation; significant changes in the competitive environment and the effect of competition in the Company's markets on rental volume and pricing, including on the Company's pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; increased vehicle costs due to declines in the value of the Company's non-program vehicles; the Company's ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; the Company's ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; the Company's ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company's ability to adequately respond to changes in technology and customer demands; the Company's access to third-party distribution channels and related prices, commission structures and transaction volumes; an increase in the Company's vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; a major disruption in the Company's communication or centralized information networks; financial instability of the manufacturers of the Company's vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company's ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company's ability to successfully integrate acquisitions and complete dispositions; the Company's ability to maintain favorable brand recognition and a coordinated and comprehensive branding and portfolio strategy; costs and risks associated with litigation and investigations; risks related to the Company's indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; the Company's ability to meet the financial and other covenants contained in its Senior Facilities and the Letter of Credit Facility, its outstanding unsecured Senior Notes, its outstanding Senior Second Priority Secured Notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company's ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company's ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company's ability to prevent the misuse or theft of information it possesses, including as a result of cyber security breaches and other security threats; the Company's ability to successfully implement its information technology and finance transformation programs; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, such as the Tax Cuts and Jobs Act, where such actions may affect the Company's operations, the cost thereof or applicable tax rates; changes to the Company's senior management team and the dependence of its business operations on its senior management team; the effect of tangible and intangible asset impairment charges; the Company's exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company's exposure to fluctuations in foreign currency exchange rates; and other risks and uncertainties described from time to time in periodic and current reports that the Company files with the SEC.

Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 - Press Release of Hertz Global Holdings, Inc. and The Hertz Corporation dated November 8, 2018.
Exhibit 99.2 - Set of slides that will accompany the November 9, 2018 earnings webcast.

Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ JAMERE JACKSON
Name:	Jamere Jackson
Title:	Executive Vice President and Chief Financial Officer
Date:  November 9, 2018